Exhibit 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Annual Report of PRA Group, Inc. (the “Company”) on Form 10-K for the fiscal year ended December 31, 2015 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Steven D. Fredrickson, Chief Executive Officer, President and Chairman of the Board of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

February 26, 2016	By:	/s/ Steven D. Fredrickson
Steven D. Fredrickson
Chairman of the Board of Directors, and Chief Executive Officer
(Principal Executive Officer)
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Annual Report of PRA Group, Inc. (the “Company”) on Form 10-K for the fiscal year ended December 31, 2015 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Kevin P. Stevenson, Chief Financial and Administrative Officer, Executive Vice President, Treasurer and Assistant Secretary of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

February 26, 2016	By:	/s/ Kevin P. Stevenson
Kevin P. Stevenson
President, Chief Administrative Officer, and Interim Chief Financial Officer
(Principal Financial and Accounting Officer)